Exhibit 10(w)


                           SETTLEMENT AND RELEASE AGREEMENT
                           --------------------------------

                    THIS SETTLEMENT AND RELEASE AGREEMENT (this
          "Agreement"), is entered into this 1st day of November 1995, by and among MILTOPE GROUP INC., a Delaware corporation ("MGI"), MILTOPE CORPORATION, an Alabama corporation ("Miltope"), MILTOPE BUSINESS PRODUCTS, INC., a New York corporation ("MBP") (MGI, Miltope and MBP shall hereinafter collectively be referred to as the "Company"), PANDOLFI GROUP, INC., a New York corporation ("PGI"), and RICHARD PANDOLFI, an individual ("Pandolfi").

                                 W I T N E S S E T H:
                                 - - - - - - - - - -
                    WHEREAS, PGI and Miltope have entered into that certain Representative Agreement dated as of October 1, 1994 (the "Representative Agreement"), pursuant to which PGI has agreed to provide certain marketing and sales services for Miltope with respect to certain ruggedized and militarized products and product lines in the Territory (as such term is defined in the Representative Agreement"); and

                    WHEREAS, PGI and Miltope desire to terminate the Representative Agreement on the terms and conditions set forth herein; and

                    WHEREAS, Pandolfi, a former employee of Miltope and a former director and Vice Chairman of the Board of Directors of MGI, has, from time to time, on behalf of himself and/or PGI, alleged certain claims against MGI, Miltope or MBP, as the case may be, arising out of services performed by PGI or Pandolfi pursuant to the Representative Agreement, or pursuant to any other agreement or understanding among certain or all of the parties hereto or otherwise relating to or arising out of the former employment of Pandolfi by Miltope or with respect to any alleged activities of Pandolfi subsequent to such termination of employment as an agent or representative of MGI, Miltope or MBP in respect of commissions, compensation, fees or reimbursement of expenses; and

                    WHEREAS, except as specifically set forth herein, Pandolfi, PGI, and the Company desire to effect the settlement of all claims, controversies and disputes among the parties hereto, of any nature whatsoever, upon the terms and conditions hereinafter set forth.

                    NOW THEREFORE, in consideration of the releases, covenants and promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties to this Agreement do hereby covenant and agree as follows:

                    Section 1.  Settlement Payment.
                                ------------------
          In consideration of the release of all claims of any nature whatsoever by Pandolfi and PGI against the Company as more specifically set forth in Section 4 hereof, and the agreements of PGI and Pandolfi set forth herein, Miltope shall pay Pandolfi, individually and on behalf of PGI, an aggregate amount of One Hundred Fifty Thousand Dollars ($150,000), payable in installments of Ten Thousand Dollars ($10,000) per month for 15 consecutive months (the "Settlement Payment"), in full and complete settlement of any and all claims which have been or could have been or could be made by Pandolfi, PGI, or any entity controlled by Pandolfi or PGI and their respective officers, directors, employees, representatives and agents, against MGI, Miltope or MBP, and their respective officers, directors, employees, representatives and agents, with respect to any possible claims or disputes of any nature whatsoever, including without limitation, those arising out of or relating to the Representative Agreement, or otherwise relating to any predecessor agreement or any other agreement or understanding, whether written or oral, relating to the former employment of Pandolfi by Miltope or with respect to any alleged activities by Pandolfi subsequent to such termination of employment as an agent or representative of MGI, Miltope or MBP in respect of commissions, compensation, fees or reimbursement of expenses, or otherwise relating to any other dealings between Pandolfi and/or PGI and MGI, Miltope or MBP, as the case may be, from and to the date of this Agreement. The Settlement Payment shall be paid by check made payable to Pandolfi at his office located at c/o Pandolfi Group, Inc., 204 Terminal Drive, Plainview, New York 11803, with the first such payment of $10,000 to be paid on November 1, 1995, or on such earlier date as shall be mutually agreed to by the parties hereto.

                    Section 2.  Agreement in Lieu of Other Rights.
                                ---------------------------------
          In addition to the general release of claims set forth in Section 4 hereof, PGI and Pandolfi hereby agree that this Agreement and the Settlement Payment to be received by Pandolfi hereunder shall constitute full payment for all services performed or alleged to have been performed by PGI and/or Pandolfi pursuant to the terms of the Representative Agreement, or otherwise pursuant to any other agreement or understanding, whether written or oral, and are in lieu of any other rights that PGI and/or Pandolfi may have against MGI, Miltope, or MBP and their respective officers, directors, employees, representatives and agents, for compensation (including expense reimbursement) for services rendered to MGI, Miltope or MBP prior to the date of this Agreement, and PGI and/or Pandolfi shall not have any other claim against the Company, except, with respect to Pandolfi, for indemnification claims pursuant to the laws of the State of Delaware or the Certificate of Incorporation or By-Laws of MGI solely by reason of his being a former director of MGI and the parties hereto acknowledge and agree that any such indemnification claim is not intended to be released by Pandolfi pursuant to Section 4 hereof or otherwise pursuant to any other provision of this Agreement.

                    Section 3.  Termination of Representative Agreement.
                                ---------------------------------------
          MGI, Miltope, PGI and Pandolfi hereby agree that the Representative Agreement shall terminate effective as of the date hereof, and any and all duties and obligations of the parties which currently or may in the future be owing thereunder shall be fully and completely discharged concurrently with said termination.

                    Section 4.  Release by PGI and Pandolfi.
                                ---------------------------
          Except as otherwise specifically provided herein, from and after the date of this Agreement, PGI and Pandolfi hereby release and forever discharge MGI, or any of its subsidiaries or affiliated entities, including, but not limited to, Miltope and MBP and their respective officers, directors, employees, agents, representatives and attorneys, and their respective successors and assigns, and each and all thereof, from any and all manner of actions, suits, claims, damages, judgments, levies and execution, whether known or unknown, liquidated or unliquidated, fixed or contingent, direct or indirect, which Pandolfi, his successors and assigns, PGI or any of its respective affiliated entities, and their respective officers, directors, employees, representatives and agents, and their respective successors and assigns, ever had, has or ever can, shall or may have or claim to have against MGI, or any of its subsidiaries or affiliated entities, including but not limited to, Miltope and MBP and their respective officers, directors, employees, agents, representatives and attorneys, and their respective successors and assigns, for, upon or by reason of any matter, act or thing occurring prior to the date of this Agreement, including without limitation, any claims, demands, rights of actions, liabilities, expenses or rights of indemnity arising out of or connected with or related to the Representative Agreement or otherwise relating to any predecessor agreement or any other agreement or understanding, whether written or oral, with regard to the former employment of Pandolfi by Miltope or with respect to any alleged activities by Pandolfi subsequent to such termination of employment as an agent or representative of MGI, Miltope or MBP in respect of commissions, compensation, fees or reimbursement of expenses, or otherwise relating to any other dealings between Pandolfi and/or PGI and MGI, Miltope or MBP, as the case may be.

                    Section 5.  Non-Disclosure of Confidential Information.
                                ------------------------------------------
           PGI and Pandolfi recognize and agree that they have acquired certain information which the Company has not made, does not make, or which is not and does not otherwise become publicly available knowledge, and which does not otherwise become known to PGI or Pandolfi independently through its or his efforts on behalf of the Company (i) relating to the products, processes, designs, inventions and/or business concepts heretofore developed, acquired and/or used by the Company, and (ii) relating to the customers and employees of the Company (all such information shall be hereinafter referred to collectively as "Confidential Information"). The parties hereto acknowledge that such Confidential Information is of great value to the Company and is the property of the Company. Accordingly, PGI and Pandolfi hereby agree, that neither PGI nor Pandolfi will directly or indirectly, after the date hereof, divulge to any persons, firms or corporations (hereinafter referred to collectively as "third parties") other than the Company, or use or cause to authorize any third parties to use, any Confidential Information, or any other information relating to the business or interests of the Company regarded as confidential and valuable by the Company which PGI or Pandolfi knows or should know is regarded as confidential and valuable by the Company. PGI and Pandolfi represent that each such party has returned all documents, files, and lists of information relating to the business and customers of the Company and any and all software, hardware, order-books, customer lists, logs, documents and materials, and all copies thereof, in its or his possession or under its or his control relating to any Confidential Information or any discoveries which are otherwise the property of the Company.

                    Section 6.  Confidentiality of Agreement.
                                ----------------------------
          The parties hereto covenant and agree to keep the terms and existence of this Agreement and the actual settlement among the parties confidential, and not to disclose the terms of this Agreement to any other person or entity other than (i) as is jointly agreed by the parties, (ii) as is necessary to their advisors in connection with the interpretation or enforcement of the terms of this Agreement, or (iii) as required by applicable law.

                    Section 7.  No Admission.
                                ------------
          Nothing herein contained shall be construed as an admission by any party of any wrongdoing or liability.

                    Section 8.  Reliance.
                                --------
          In executing this Agreement, the parties rely upon their own judgment, belief and knowledge as to the nature, extent and effect of the potential liability of the parties released hereby. This Agreement is made without reliance by any party upon any statement or agreement not stated specifically herein.

                    Section 9.  Disparaging Comments.
                                --------------------
          All parties to this Agreement agree to refrain from making any disparaging comments as to any other party to this Agreement from and after the date hereof.

                    Section 10.  Entire Agreement; Modification.
                                 ------------------------------
          This Agreement contains the entire understanding of the parties with respect to the subject matter hereof, supersedes any prior agreement between the parties, and may not be changed or terminated orally. No change, termination or attempted waiver of any of the provisions hereof shall be binding unless in writing and signed by the party against whom the same is sought to be enforced.

                    Section 11.  Further Assurances.
                                 ------------------
          Each of the parties hereto agrees to execute all further documents and instruments and to take or to cause to be taken all reasonable actions which are necessary or appropriate to complete the transactions contemplated by this Agreement.

                    Section 12.  Severability.
                                 ------------
          In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect under any law, rule or regulation of any governmental authority having jurisdiction over the parties hereto, such invalidity, illegality or unenforceability shall not affect the validity and enforceability of any of the other provisions hereof and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

                    Section 13.  Authority.
                                 ---------
          Each person who signs this Agreement expressly represents and covenants that he has full and binding authority to enter into this Agreement on behalf of himself or the entity for which he is signing.

                    Section 14.  Counterparts.
                                 ------------
          This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                    Section 15.  Successors and Assigns.
                                 ----------------------
          This Agreement shall be binding on, and shall inure to the benefit of, all successors, assigns, executors, legal representatives, and administrators of any of the parties hereto.

                    Section 16.  Notices.
                                 -------
          All notices, requests, demands or other communications hereunder shall be deemed to have been given if delivered in writing personally or by certified mail to each party at the address set forth below, or at such other address as each party may designate in writing to the other parties:

                    If to MGI, Miltope or MBP:

                         Miltope Group Inc.
                         500 Richardson Road South
                         Hope Hull, AL  36043
                         Attention:  President and
                                     Chief Executive Officer

                         with a copy to:

                              Reid & Priest LLP
                              40 West 57th Street
                              New York, New York  10019
                              Attention:  Leonard Gubar, Esq.

                    If to PGI or Pandolfi:

                         Pandolfi Group, Inc.
                         204 Terminal Drive
                         Plainview, New York  11803
                         Attention:  Richard Pandolfi

                    Section 17.  Governing Law.
                                 -------------
          All questions governing the construction, validity and interpretation of this Agreement shall be governed by the laws of the State of New York.

                    Section 18.  Headings.
                                 --------
          The headings of the paragraphs of this Agreement are for descriptive purposes only and not to be construed to affect the substance of the Agreement.


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

                    IN WITNESS WHEREOF, intending to be legally bound thereby, the undersigned parties have executed this Agreement as of the date first written above.

                                        MILTOPE GROUP INC.


                                        By: /s/ George K. Webster
                                           ---------------------------
                                           Name:
                                           Title:

                                        MILTOPE CORPORATION


                                        By: /s/ George K. Webster
                                           ---------------------------
                                           Name:
                                           Title:


                                        MILTOPE BUSINESS PRODUCTS, INC.


                                        By: /s/ George K. Webster
                                           ---------------------------
                                           Name:
                                           Title:


                                        PANDOLFI GROUP, INC.


                                        By: /s/ Richard Pandolfi
                                           ---------------------------
                                           Name:   Richard Pandolfi
                                           Title:  President


                                         /s/ Richard Pandolfi
                                        ------------------------------
                                        RICHARD PANDOLFI